SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Oct. 27, 2011

Commission File Number	Exact Name of Registrant as Specified in its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-3034	XCEL ENERGY	41-0448030
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis, Minnesota 55401
(612) 330-5500

000-31387	NORTHERN STATES POWER COMPANY	41-1967505
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis, Minnesota 55401
(612) 330-5500

001-03140	NORTHERN STATES POWER COMPANY	39-0508315
(a Wisconsin corporation)
1414 W. Hamilton Avenue
Eau Claire, Wisconsin 54701
(715) 839-2625

001-3280	PUBLIC SERVICE COMPANY OF COLORADO	84-0296600
(a Colorado corporation)
1800 Larimer, Suite 1100
Denver, Colorado 80202
(303) 571-7511

001-03789	SOUTHWESTERN PUBLIC SERVICE COMPANY	75-0575400
(a New Mexico corporation)
Tyler at Sixth
Amarillo, Texas 79101
(303) 571-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On Oct. 27, 2011, Xcel Energy released earnings results for the third quarter of 2011.

See additional information in the Earnings Release furnished as exhibit 99.01.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.01	Earnings Release of Xcel Energy dated Oct. 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oct. 27, 2011	Xcel Energy Inc. (a Minnesota corporation)
Northern States Power Company (a Minnesota corporation)
Northern States Power Company (a Wisconsin corporation)
Public Service Company of Colorado (a Colorado corporation)
Southwestern Public Service Company (a New Mexico corporation)

/s/ TERESA S. MADDEN
Teresa S. Madden
Senior Vice President and Chief Financial Officer